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                                                                  EXHIBIT 10.1.2
                                                                  ==============

                              AMENDMENT NO. 2 TO
                              ------------------
                        PURCHASE AND SALE AGREEMENT AND
                        -------------------------------
                           JOINT ESCROW INSTRUCTIONS
                           -------------------------


          THIS AMENDMENT NO. 2 TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "Amendment") is made and entered into and effective as of
                    ---------
July 27, 2000, by and between KAISER VENTURES INC., a Delaware corporation, and KAISER STEEL LAND DEVELOPMENT INC., a Delaware corporation (collectively, "Seller"), and CCG ONTARIO, LLC, a Delaware limited liability company ("Buyer").
 ------                                                                 -----

                                   RECITALS
                                   --------

          A. WHEREAS, Buyer and Seller have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of July 13, 2000, as amended by that certain Amendment No. 1 to Purchase and Sale Agreement and Joint Escrow Instructions dated as of July 20, 2000 (as amended, the "Purchase
                                                                --------
Agreement"); and
----------

          B. WHEREAS, Buyer and Seller desire to amend the Purchase Agreement, as more particularly set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1. Amendments.  The Purchase Agreement is hereby amended as follows:
        ----------

          A.  The "Contingency Date" (as defined in Section 1.13 of the Purchase
              -----------------
Agreement) is extended to August 4, 2000.

          B.  The "Closing Date" (as defined in Section 1.12 of the Purchase
                   ------------
Agreement) is extended to August 10, 2000.

          C. Section 3.1 of the Purchase Agreement is hereby revised to read in full as follows:

          3.1  Deposit.
               -------

               3.1.1  Delivery by Buyer.  Buyer has delivered the Deposit to
                      -----------------
          Seller. On July 27, 2000, Buyer shall deliver $500,000 (the "Additional Deposit") in immediately available funds to Escrow Holder. The Additional Deposit shall be held by Escrow Holder until released in accordance with the provisions hereof.

               3.1.1.1. If on the Contingency Date, the Deed Restriction described in Exhibit Y, attached hereto (the "Deed Restriction"), the Omnibus Assignment and Assumption Agreement, the CDC Guaranty, the Insurance Policies and the IT

                                       1
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               Contract have not been finalized, Buyer shall be entitled to extend the Contingency Date to August 11, 2000 and the Closing Date to August 14, 2000, by delivering to Seller and Escrow Holder on or before the August 4, 2000 notice of such election and causing Escrow Holder to release to Seller the amount of $250,000 from the Additional Deposit on or before August 4, 2000; provided that, if, by August 4, 2000, Seller has not delivered the agreement described in Section 5.2.17, the easements or indemnity described in Section 5.2.18 and the consents described in Section 5.2.20, the date for release of the initial $250,000 of the Additional Deposit to Seller shall be extended to the date when Seller has delivered the agreement described in Section 5.2.17, the easements or indemnity described in Section 5.2.18 and the consents described in Section 5.2.20 so long as Buyer has not terminated this Agreement under Section 4.7 before Seller has made the deliveries described above.

               3.1.1.2  If Buyer has extended the Contingency Date under Section
               3.1.1.1 and the Deed Restriction, Omnibus Assignment and Assumption Agreement, the CDC Guaranty, the Insurance Policies and the IT Contract have not been finalized by August 11, 2000, Buyer shall be entitled to extend the Contingency Date to September 11, 2000 and the Closing Date to September 15, 2000 by delivering to Seller and Escrow Holder on or before August 11, 2000 notice of such election and causing Escrow Holder to release to Seller the remainder of the Additional Deposit if any portion of the Additional Deposit has then been released to Seller under
               3.1.1.1 or, if the none of the Additional Deposit has then been released to Seller under 3.1.1.1, by causing Escrow Holder to release the remainder of the Additional Deposit when the Additional Deposit or any portion thereof is to be released to Seller under Section 3.1.1.1. If Buyer exercises its right to extend the Contingency Date and Closing Date under this Section 3.1.1.2, Buyer shall also deliver to Escrow Holder on or before August 14, 2000 immediately available funds in the amount of One Million Thousand Dollars ($1,000,000) (the "Final Deposit") provided that, if, by August 14, 2000 Seller has not delivered the agreement described in Section 5.2.17, the easements or indemnity described in Section 5.2.18 and the consents described in Section 5.2.20, the date for posting the Final Deposit shall be extended to the date two business days after Seller has delivered the agreement described in Section 5.2.17, the easements or indemnity described in Section 5.2.18 and the consents described in Section 5.2.20 and provided further that Buyer shall be required to post the Final Deposit if Buyer exercised its extension rights hereunder and has not terminated this Agreement under Section 4.7 before Seller has made the deliveries described above. Upon delivery of the Final Deposit, Escrow Holder shall immediately release the Final Deposit to Seller.

               3.1.1.3. Seller shall be entitled to extend the Closing Date pursuant to Section 5.1.

     2. No Other Amendments.  Except as expressly amended hereby, the Purchase
        -------------------
Agreement is unchanged and in full force and effect.

                                       2
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     3. Counterparts. This Amendment may be executed in counterparts, each of
        ------------
which shall be an original and all of which taken together shall constitute the same instrument.



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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the dates written below.



Buyer:                        CCG ONTARIO, LLC,
-----
                              a Delaware limited liability company

                              By:  Catellus Commercial Group, LLC,
                                   a Delaware limited liability company,
                                   Its sole member

                                   By: /s/ Charles A. McPhee
                                       ---------------------
                                   Name: Charles A. McPhee
                                   Its: Senior Vice President


Date Executed: July 27, 2000
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Seller:                       KAISER VENTURES INC.,
------
                              a Delaware corporation

                              By: /s/ Terry L. Cook
                                  -----------------
                              Name: Terry L. Cook
                                    ---------------
                              Its: Executive Vice President - General Counsel
                                   ------------------------------------------

Date Executed: July 27, 2000
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                              KAISER STEEL LAND DEVELOPMENT INC.,
                              a Delaware corporation


                              By: /s/ Terry L. Cook
                                  -----------------
                              Name: Terry L. Cook
                                    ---------------
                              Its: Vice President - General Counsel
                                   --------------------------------

Date Executed: July 27, 2000
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                                      S-1
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RECEIVED AND ACCEPTED THIS ____ DAY OF _________, 2000.

ESCROW HOLDER:
CHICAGO TITLE INSURANCE COMPANY

By:___________________________
Name: ________________________
Its:__________________________